SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JUNE 10, 2002

                               IMPROVENET, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or other Jurisdiction of Incorporation)

                000-29927                         77-0452868
           (Commission File No.)        (IRS Employer identification No.)

                              1286 ODDSTAD DRIVE
                            REDWOOD CITY, CA 94063

            (Address of principal executive offices and Zip Code)

      Registrant's telephone number, including area code: (650) 839-8752

ITEM 5. OTHER EVENTS

      A Letter of Intent concerning a proposed merger was signed by the Company and eTechlogix, Inc., an Arizona corporation, on June 10, 2002. A copy of the Letter of Intent is filed as Exhibit 10.37 to this Current Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER    DESCRIPTION
                  -----------

10.37             Letter of Intent between eTechlogix, Inc. and ImproveNet, Inc.
                  dated June 10, 2002.

99.1              Press Release dated June 10, 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 2002               IMPROVENET, INC.

                                    /s/ Ronald B. Cooper
                                    --------------------

                                    Ronald B. Cooper
                                    Chief Executive Officer

                                EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
                  -----------

10.37             Letter of Intent between eTechlogix, Inc. and ImproveNet, Inc.
                  dated June 10, 2002.

99.1              Press Release dated June 10, 2002